                                                                      EXHIBIT 99

UNDERTAKINGS

(a) The undersigned registrant hereby undertakes:
(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) to include any prospectus required by Section 10(a) (3) of the Securities Act of 1933 unless the information required to be included in such post-effective amendment is contained in a periodic report filed by registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and incorporated herein by reference,

               (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement unless the information required to be included in such post-effective amendment is contained in a periodic report filed by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and incorporated herein by reference, and

               (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

(2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(4) that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(b) The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus to each employee to whom the prospectus is sent or given, a copy of the registrant's annual report to shareholders for its last fiscal year, unless such employee otherwise has received a copy of such report in which case the registrant shall state in the prospectus that it will promptly furnish, without charge, a copy of such report on written request of the employee. If the last fiscal year of the registrant has ended within 120 days prior to the use of the prospectus, the annual report of the registrant for the preceding fiscal year may be so delivered, but within such 120-day period the annual report for the last fiscal year will be furnished to each such employee.

(c) The undersigned registrant hereby undertakes to transmit or cause to be transmitted to all employees participating in the plan, who do not otherwise receive such material as shareholders of the registrant, at the time and in the manner such material is sent to its shareholders, copies of all reports, proxy statements and other communications distributed to its shareholders generally.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                                                      SCHEDULE I

AMERICAN INTERNATIONAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF INVESTMENTS--OTHER THAN INVESTMENTS IN RELATED PARTIES
AS OF DECEMBER 31, 1993

(in thousands)
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        AMOUNT AT
                                                                                                                      WHICH SHOWN
                                                                                                                           IN THE
                                                                                                                          BALANCE
TYPE OF INVESTMENT                                                                 COST              VALUE                  SHEET
=================================================================================================================================
Fixed maturities:
  Bonds:
    United States Government and government agencies
      and authorities                                                        $ 1,225,346         $ 1,295,583          $ 1,294,864
    States, municipalities and political subdivisions                         14,247,986          15,454,522           14,370,853
    Foreign governments                                                        4,466,167           4,697,867            4,697,867
    Public utilities                                                           2,010,793           2,187,542            2,187,497
    All other corporate                                                        7,150,869           7,516,062            7,515,865
- ---------------------------------------------------------------------------------------------------------------------------------
  Total bonds                                                                 29,101,161          31,151,576           30,066,946
  Preferred stocks                                                                17,428              17,993               17,428
- ---------------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                        29,118,589          31,169,569           30,084,374
- ---------------------------------------------------------------------------------------------------------------------------------
Equity securities:
  Common stocks:
    Public utilities                                                              78,950              99,996               99,996
    Banks, trust and insurance companies                                         378,353             521,680              521,680
    Industrial, miscellaneous and all other                                    3,262,720           3,742,734            3,742,734
- ---------------------------------------------------------------------------------------------------------------------------------
  Total common stocks                                                          3,720,023           4,364,410            4,364,410
  Non-redeemable preferred stocks                                                108,222             123,837              123,837
- ---------------------------------------------------------------------------------------------------------------------------------
Total equity securities                                                        3,828,245           4,488,247            4,488,247
- ---------------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate, policy and collateral loans                     3,576,516                                3,576,516
Financial services assets:
  Flight equipment primarily under operating leases, net of
    accumulated depreciation                                                   8,555,356                                8,555,356
  Securities available for sale, at market value                               4,971,815           4,991,105            4,991,105
  Trading securities, at market value                                                              2,516,166            2,516,166
  Spot commodities, at market value                                                                  764,215              764,215
  Net unrealized gain on interest rate and currency swaps,
    options and forward transactions                                                                 640,120              640,120
  Receivables from securities brokers and dealers                              1,328,391                                1,328,391
  Securities purchased under agreements to resell, at contract value           2,737,507                                2,737,507
Other invested assets                                                          1,265,056                                1,265,056
Short-term investments, at cost which approximates market value                5,072,893                                5,072,893
- ---------------------------------------------------------------------------------------------------------------------------------
Total investments                                                            $60,454,368                              $66,019,946
=================================================================================================================================

                                                                     SCHEDULE II


AMERICAN INTERNATIONAL GROUP, INC. AND SUBSIDIARIES
AMOUNTS RECEIVABLE FROM RELATED PARTIES AND UNDERWRITERS, PROMOTERS AND EMPLOYEES OTHER THAN RELATED PARTIES
YEARS ENDED DECEMBER 31, 1993, 1992 AND 1991


                                          1993                                                     1992
                    -----------------------------------------------      -----------------------------------------------------
                                              PRINCIPAL     BALANCE                                   Principal        Balance
NAME OF              BALANCE                     AMOUNT      DECEM-       Balance                       Amount         Decem-
DEBTOR*             JANUARY 1     ADDITIONS    COLLECTED     BER 31      January 1      Additions      Collected        ber 31
==============================================================================================================================
J. Smith            $   --           --           --          --         $110,774          --         $110,774           --

W. Dolphin          $210,000         --           --      $210,000       $210,000          --             --          $210,000

A.H. Francis        $   --           --           --          --             --            --             --             --

R. Hirst            $   --           --           --          --             --            --             --             --

R. Hirst            $   --           --           --          --         $294,320          --         $294,320           --

J. Made             $121,647         --       $  3,756    $117,891           --         $125,000      $  3,353        $121,647




                                         1991
                    --------------------------------------------------
                                               Principal       Balance
Name of               Balance                    Amount        Decem-
Debtor*             January 1    Additions    Collected        ber 31                  Notes
==============================================================================================================================
J. Smith            $112,752         --       $  1,978      $110,774    Due Date:      June 1, 2010

                                                                        Interest:      10%

                                                                        Repayment
                                                                          Terms:       $13,164 per
                                                                                       Annum including interest

                                                                        Collateral:    Residential property

W. Dolphin          $210,000         --           --        $210,000    Due Date:      Upon sale of property

                                                                        Interest:      1% plus N.Y. Prime

                                                                        Repayment
                                                                          Terms:       Due upon sale of property

                                                                        Collateral:    Residential property

A.H. Francis        $128,322         --       $128,322          --      Due Date:      August 25, 2009

                                                                        Interest:      8%

                                                                        Repayment
                                                                          Terms:       $13,967 per
                                                                                       annum including interest

                                                                        Collateral:    Residential property and
                                                                                       life insurance policy

R. Hirst            $127,902         --       $127,902          --      Due Date:      January 25, 1992

                                                                        Interest:      7.8%

                                                                        Repayment
                                                                          Terms:       Interest payable monthly
                                                                                       and at maturity

                                                                        Collateral:    Rental deposit

R. Hirst            $294,320         --           --        $294,320    Due Date:      May 11, 1995

                                                                        Interest:      7.6%

                                                                        Repayment
                                                                          Terms:       Interest payable
                                                                                       semi-annually

                                                                        Collateral:    None

J.  Made                  --         --           --            --      Due Date:      November 30, 2006
                                                                        Interest:      12%
                                                                        Repayment
                                                                          Terms:       Interest and principal
                                                                                       payable monthly

                                                                        Collateral:    Residential property

                                                                     SCHEDULE II


AMERICAN INTERNATIONAL GROUP, INC. AND SUBSIDIARIES
AMOUNTS RECEIVABLE FROM RELATED PARTIES AND UNDERWRITERS, PROMOTERS AND EMPLOYEES OTHER THAN RELATED PARTIES--(Continued)
YEARS ENDED DECEMBER 31, 1993, 1992 AND 1991


                                          1993                                                      1992
                   ------------------------------------------------        ---------------------------------------------------
                                              PRINCIPAL     BALANCE                                   Principal        Balance
NAME OF              BALANCE                     AMOUNT      DECEM-          Balance                    Amount         Decem-
DEBTOR*            JANUARY 1     ADDITIONS    COLLECTED      BER 31        January 1     Additions    Collected         ber 31
==============================================================================================================================
D. Hupp            $    --      $  150,000         --      $150,000              --           --           --             --

G. Davis           $    --            --           --          --          $  622,500         --       $622,500           --

J. Littman         $ 200,000          --      $ 200,000        --                --      $ 200,000         --          $200,000

A. Kamha           $ 209,602          --      $   9,682    $199,920        $  248,129         --       $ 38,527        $209,602

R. Rubin           $    --            --           --          --          $1,181,667         --       $1,181,667         --

E. Nakamura        $ 320,126          --      $  15,947    $304,179        $  333,297         --       $ 13,171        $320,126





                                               1991
                     ----------------------------------------------------
                                                  Principal       Balance
Name of                 Balance                      Amount        Decem-
Debtor*               January 1     Additions     Collected        ber 31                Notes
==============================================================================================================================
D. Hupp                    --            --            --            --     Due Date:    July 1, 2003

                                                                            Interest:    1 year Treasury plus 15 basis points

                                                                            Repayment
                                                                              Terms:     Payable in full on due date

                                                                            Collateral:  Residential property

G. Davis             $1,500,000   $   100,000     $ 977,500   $   622,500   Due Date:    March 16, 1995

                                                                            Interest:    LIBOR

                                                                            Repayment
                                                                              Terms:     Interest payable quarterly

                                                                            Collateral:  AIG Trading Group Inc.
                                                                                         preferred stock and one
                                                                                         half of incentive
                                                                                         compensation

J. Littman                 --            --            --            --     Due Date:    December 31, 1994

                                                                            Interest:    LIBOR

                                                                            Repayment
                                                                              Terms:     Interest payable quarterly

                                                                            Collateral:  AIG Trading Group Inc.
                                                                                         preferred stock and one
                                                                                         half of incentive
                                                                                         compensation

A. Kamha             $   73,612   $   176,513     $   1,996   $   248,129   Due Date:    October 8, 2011

                                                                            Interest:    6% and 8%

                                                                            Repayment
                                                                              Terms:     Loan 1-$6,423 per Annum
                                                                                         Loan 2-$15,175 per Annum

                                                                            Collateral:  Residential property
                                                                                         and life insurance policy

R. Rubin             $   83,267   $ 1,766,667     $ 668,267   $ 1,181,667   Due Date:    December 31, 1992

                                                                            Interest:    LIBOR reset quarterly

                                                                            Repayment
                                                                              Terms:     Payable in full on due date

                                                                            Collateral:  None

E. Nakamura          $  346,412          --       $  13,115   $   333,297   Due Date:    March 25, 2009

                                                                            Interest:    4%

                                                                            Repayment
                                                                              Terms:     Interest and principal
                                                                                         payable monthly

                                                                            Collateral:  Building and land
==============================================================================================================================

Not included in the schedule above are collateralized loans for the purchase of personal residences provided in the ordinary course of business to employees.


* All debtors listed above are employees of AIG.

                                                                    SCHEDULE III

AMERICAN INTERNATIONAL GROUP, INC. AND SUBSIDIARIES
CONDENSED FINANCIAL INFORMATION OF REGISTRANT
BALANCE SHEET--PARENT COMPANY ONLY

(in thousands)
- ---------------------------------------------------------------------------------------------------------------------------------
December 31,                                                                                             1993                1992
=================================================================================================================================
ASSETS:
  Cash                                                                                            $       607         $       763
  Short-term investments                                                                                2,762             114,209
  Invested assets                                                                                     220,819             135,709
  Carrying value of subsidiaries and partially-owned companies, at equity                          15,754,002          13,570,242
  Due from affiliates - net                                                                            25,898                  --
  Premiums and insurance balances receivable-net                                                       60,340              91,588
  Other assets                                                                                        228,473             148,725
- ---------------------------------------------------------------------------------------------------------------------------------
        TOTAL ASSETS                                                                              $16,292,901         $14,061,236
=================================================================================================================================

LIABILITIES:
  Insurance balances payable                                                                      $   129,151         $   143,460
  Due to affiliates-net                                                                                    --             514,519
  Medium term notes payable                                                                           295,000             237,000
  Zero coupon notes                                                                                    59,116              53,117
  Italian Lire bonds                                                                                  159,067             159,067
  Other liabilities                                                                                   426,372             171,921
- ---------------------------------------------------------------------------------------------------------------------------------
        TOTAL LIABILITIES                                                                           1,068,706           1,279,084
=================================================================================================================================
CAPITAL FUNDS:
  Preferred stock                                                                                          --                   8
  Common stock                                                                                        843,477             562,324
  Additional paid-in capital                                                                          572,142           1,014,947
  Unrealized appreciation of investments, net of taxes                                                922,646             129,816
  Cumulative translation adjustments, net of taxes                                                   (348,186)          (333,882)
  Retained earnings                                                                                13,301,529          11,486,615
  Treasury stock                                                                                      (67,413)            (77,676)
- ---------------------------------------------------------------------------------------------------------------------------------
        TOTAL CAPITAL FUNDS                                                                        15,224,195          12,782,152
- ---------------------------------------------------------------------------------------------------------------------------------
        TOTAL LIABILITIES AND CAPITAL FUNDS                                                       $16,292,901         $14,061,236
=================================================================================================================================

STATEMENT OF INCOME--PARENT COMPANY ONLY


(in thousands)
- ---------------------------------------------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,                                                               1993              1992                1991
=================================================================================================================================
Agency income                                                                       $    2,027     $    5,716         $     1,500
Dividend income from consolidated subsidiaries:
  Cash                                                                                 907,432        528,807             380,421
  Other                                                                                     --        107,941               1,018
Dividend income from partially-owned companies                                             744            591                 438
Equity in undistributed net income of consolidated subsidiaries
  and partially-owned companies                                                      1,201,155      1,036,038           1,309,699
Other income (deductions)-net                                                          (50,683)       148,445              17,594
- ---------------------------------------------------------------------------------------------------------------------------------
Income before income taxes and cumulative effect of accounting changes               2,060,675      1,827,538           1,710,670
Income taxes                                                                           121,902        168,374             157,661
- ---------------------------------------------------------------------------------------------------------------------------------
Income before cumulative effect of accounting changes                                1,938,773      1,659,164           1,553,009
Cumulative effect of accounting changes, net of tax                                         --        (2,208)                  --
- ---------------------------------------------------------------------------------------------------------------------------------
Net income                                                                          $1,938,773     $1,656,956         $ 1,553,009
=================================================================================================================================

                                                                    SCHEDULE III


AMERICAN INTERNATIONAL GROUP, INC. AND SUBSIDIARIES
CONDENSED FINANCIAL INFORMATION OF REGISTRANT--(CONTINUED)
STATEMENT OF CASH FLOWS--PARENT COMPANY ONLY



(in thousands)
- ---------------------------------------------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,                                                                   1993          1992                1991
=================================================================================================================================
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                                        $1,938,773     $1,656,956         $ 1,553,009
- ---------------------------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided
  by operating activities:
  Non-cash revenues, expenses, gains and losses included in income:
    Equity in undistributed net income of consolidated subsidiaries and
      partially-owned companies                                                     (1,201,155)    (1,036,038)         (1,309,699)
    Cumulative effect of accounting changes                                                 --          2,208                  --
    Non-cash dividends from subsidiaries                                                    --       (107,941)             (1,018)
    Change in premiums and insurance balances receivable and payable-net                16,939         23,905              (4,002)
    Change in cumulative translation adjustments                                        (7,088)        (2,319)             (9,623)
    Other-net                                                                           13,657        208,449             103,771
- ---------------------------------------------------------------------------------------------------------------------------------
    Total adjustments                                                               (1,177,647)      (911,736)         (1,220,571)
- ---------------------------------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                              761,126        745,220             332,438
- ---------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Cost of investments sold or matured                                                       --         11,035              26,936
  Purchase of investments                                                              (35,226)       (27,220)               (276)
  Change in short-term investments                                                     111,447        (42,322)            (63,575)
  Change in collateral and guaranteed loans                                             (2,500)       (14,500)                 --
  Contributions to subsidiaries and investments in partially-owned companies          (237,899)      (183,949)           (150,618)
  Other-net                                                                             (3,796)        (4,539)            (10,092)
- ---------------------------------------------------------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                                                 (167,974)      (261,495)           (197,625)
- ---------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Change in medium term notes                                                           58,000       (169,500)            306,300
  Proceeds from common stock issued                                                     13,280         13,272              11,691
  Change in loans payable                                                             (377,581)      (128,782)           (489,957)
  Issuance of Italian Lire bonds                                                            --             --             159,067
  Liquidation of zero coupon notes payable                                                  --         (4,647)                 --
  Cash dividends to shareholders                                                      (123,859)      (116,676)           (107,017)
  Acquisition of treasury stock                                                        (13,148)       (82,096)            (12,675)
  Redemption of preferred stock                                                       (150,000)            --                  --
  Other-net                                                                                 --             --                  54
- ---------------------------------------------------------------------------------------------------------------------------------
NET CASH USED IN FINANCING ACTIVITIES                                                 (593,308)      (488,429)           (132,537)
- ---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN CASH                                                                            (156)        (4,704)              2,276
CASH AT BEGINNING OF YEAR                                                                  763          5,467               3,191
- ---------------------------------------------------------------------------------------------------------------------------------
CASH AT END OF YEAR                                                                 $      607     $      763         $     5,467
=================================================================================================================================

NOTES TO FINANCIAL STATEMENTS--PARENT COMPANY ONLY

(1) Agency operations conducted in New York through the North American Division of AIU are included in the financial statements of the parent company.
(2) Certain accounts have been reclassified in the 1992 and 1991 financial statements to conform to their 1993 presentation.
(3) Other income (deductions)-net includes fees received from consolidated financial services subsidiaries.
(4) "Equity in undistributed net income of consolidated subsidiaries and partially-owned companies" in the accompanying Statement of Income-Parent Company Only-includes equity in the cumulative effect of accounting changes, net of tax of the minority-owned reinsurance operations.
(5) See also Notes to Consolidated Financial Statements.

                                                                      SCHEDULE V
AMERICAN INTERNATIONAL GROUP, INC. AND SUBSIDIARIES
SUPPLEMENTARY INSURANCE INFORMATION
AS OF DECEMBER 31, 1993, 1992 AND 1991 AND FOR THE YEARS THEN ENDED

(in thousands)
- -------------------------------------------------------------------------------------------------------
                                              RESERVES FOR
                                                LOSSES AND
                               DEFERRED               LOSS         RESERVE        POLICY
                                 POLICY          EXPENSES,             FOR           AND
                            ACQUISITION      FUTURE POLICY        UNEARNED      CONTRACT        PREMIUM
SEGMENT                           COSTS           BENEFITS        PREMIUMS     CLAIMS(a)        REVENUE
=======================================================================================================
1993
  GENERAL INSURANCE          $ 1,009,545        $30,046,172      $5,515,670    $     --     $ 9,566,640
  LIFE INSURANCE               3,239,864         14,638,382              --      406,516      5,746,046
- -------------------------------------------------------------------------------------------------------
                             $ 4,249,409        $44,684,554      $5,515,670    $ 406,516    $15,312,686
=======================================================================================================
1992
  General Insurance          $   880,257        $28,156,767      $4,956,727    $     --     $ 9,209,390
  Life Insurance               2,777,561         11,804,484              --      321,077      4,853,087
- -------------------------------------------------------------------------------------------------------
                             $ 3,657,818        $39,961,251      $4,956,727    $ 321,077    $14,062,477
=======================================================================================================
1991
  General Insurance          $   872,012        $15,839,878      $3,822,079    $     --     $ 9,104,632
  Life Insurance               2,370,664          9,772,268              --      281,742      4,059,354
- -------------------------------------------------------------------------------------------------------
                             $ 3,242,676        $25,612,146      $3,822,079    $ 281,742    $13,163,986
=======================================================================================================

(in thousands)
- ------------------------------------------------------------------------------------------------------

                                             LOSSES AND   AMORTIZATION
                                                   LOSS    OF DEFERRED
                                    NET        EXPENSES         POLICY          OTHER              NET
                             INVESTMENT       INCURRED,    ACQUISITION      OPERATING         PREMIUMS
SEGMENT                          INCOME        BENEFITS       COSTS(b)       EXPENSES          WRITTEN
======================================================================================================
1993
  GENERAL INSURANCE          $1,340,480     $ 7,576,016      $  839,167    $1,141,066      $10,025,903
  LIFE INSURANCE              1,499,714       4,891,357         469,310     1,158,058              --
- ------------------------------------------------------------------------------------------------------
                             $2,840,194     $12,467,373      $1,308,477    $2,299,124      $10,025,903
======================================================================================================
1992
  General Insurance          $1,252,086     $ 7,503,504      $  838,976    $1,061,994      $ 9,138,528
  Life Insurance              1,313,838       4,123,876         394,875     1,023,978              --
- ------------------------------------------------------------------------------------------------------
                             $2,565,924     $11,627,380      $1,233,851    $2,085,972      $ 9,138,528
======================================================================================================
1991
  General Insurance          $1,163,461     $ 7,186,548      $  788,271    $1,134,622      $ 9,146,394
  Life Insurance              1,139,793       3,493,188         333,056       834,283              --
- ------------------------------------------------------------------------------------------------------
                             $2,303,254     $10,679,736      $1,121,327    $1,968,905      $ 9,146,394
======================================================================================================

(a) Reflected in insurance balances payable on the accompanying balance sheet.
(b) Amounts shown for general insurance segment exclude amounts deferred and amortized in the same period.

                                                                     SCHEDULE VI
AMERICAN INTERNATIONAL GROUP, INC. AND SUBSIDIARIES
REINSURANCE
AS OF DECEMBER  31, 1993, 1992 AND 1991 AND FOR THE YEARS THEN ENDED

(dollars in thousands)
- -----------------------------------------------------------------------------------------------------------------
                                                                                                       PERCENT OF
                                                         CEDED           ASSUMED                           AMOUNT
                                                      TO OTHER        FROM OTHER                  NET     ASSUMED
                               GROSS AMOUNT          COMPANIES         COMPANIES               AMOUNT      TO NET
=================================================================================================================
1993
Life insurance in-force         $257,162,102        $13,006,029        $1,287,379       $ 245,443,452        0 .5%
=================================================================================================================
Premiums:
  General insurance             $ 13,633,638        $ 4,875,352        $1,267,617       $  10,025,903        12.6%
  Life insurance                   5,914,007            178,511            10,550           5,746,046        0 .2
- -----------------------------------------------------------------------------------------------------------------
Total premiums                  $ 19,547,645        $ 5,053,863        $1,278,167       $  15,771,949        8 .1%
=================================================================================================================
1992
Life insurance in-force         $210,605,862        $11,344,069        $3,670,939       $ 202,932,732        1 .8%
=================================================================================================================
Premiums:
  General insurance             $ 12,797,504        $ 4,477,187        $  818,211       $   9,138,528        9 .0%
  Life insurance                   5,013,447            170,447            10,087           4,853,087        0 .2
- -----------------------------------------------------------------------------------------------------------------
Total premiums                  $ 17,810,951        $ 4,647,634        $  828,298       $  13,991,615        5 .9%
=================================================================================================================
1991
Life insurance in-force         $193,226,288        $11,736,586        $3,523,203       $ 185,012,905        1 .9%
- -----------------------------------------------------------------------------------------------------------------
Premiums:
  General insurance             $ 12,414,290        $ 4,189,854        $  921,958       $   9,146,394        10.1%
  Life insurance                   4,206,917            161,286            13,723           4,059,354        0 .3%
- -----------------------------------------------------------------------------------------------------------------
Total premiums                  $ 16,621,207        $ 4,351,140        $  935,681       $  13,205,748        7 .1%
=================================================================================================================

                                                                     SCHEDULE IX
AMERICAN INTERNATIONAL GROUP, INC. AND SUBSIDIARIES
SHORT-TERM BORROWINGS
AS OF DECEMBER 31,

(dollars in thousands)
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                    MAXIMUM AMOUNT         AVERAGE AMOUNT          WEIGHTED AVERAGE
                                   BALANCE           WEIGHTED          OUTSTANDING            OUTSTANDING             INTEREST RATE
CATEGORY OF AGGREGATE               AT END            AVERAGE           DURING THE             DURING THE                DURING THE
SHORT-TERM BORROWINGS            OF PERIOD      INTEREST RATE               PERIOD             PERIOD (a)                PERIOD (b)
===================================================================================================================================
Commercial Paper
  1993
    A.I. Credit Corp.           $   638,214               3.3%          $  667,640             $  594,018                       3.2%
    AIG Funding, Inc.               891,692               3.3              987,757                565,848                       3.2
    International Lease
      Finance Corporation         1,442,413               3.3            1,491,364              1,184,988                       3.3
    AIG Financial
      Products Corp.                176,566               6.4(d)           231,360                109,396                       7.8
- -----------------------------------------------------------------------------------------------------------------------------------
                                $ 3,148,885              --             $3,378,121             $2,454,250                      --
===================================================================================================================================
  1992
    A.I. Credit Corp.           $   514,321               3.4%          $  515,351             $  430,492                       3.8%
    AIG Funding, Inc.               985,226               3.5              997,002                598,613                       3.9
    International Lease
      Finance Corporation           942,809               3.5            1,189,764                987,901                       3.9
    AIG Financial
      Products Corp.                182,953               8.5(d)           206,358                147,880                       8.6
- -----------------------------------------------------------------------------------------------------------------------------------
                                $ 2,625,309              --             $2,908,475             $2,164,886                      --
===================================================================================================================================
  1991
    A.I. Credit Corp.           $   376,684               5.4%          $  601,885             $  475,460                       6.4%
    AIG Funding, Inc.               683,087               4.5            1,380,974                685,485                       6.4
    International Lease
      Finance Corporation           709,446               5.3              797,747                666,511                       6.2
- -----------------------------------------------------------------------------------------------------------------------------------
                                $ 1,769,217              --             $2,780,606             $1,827,456                      --
===================================================================================================================================
Bank Loans(c)
  1993
    AIG Financial
      Products Corp.            $        --                --%          $   25,000             $      208                       3.0%
    AIG Trading Group  Inc.         117,900               3.4              298,000                 62,549                       3.5
    AIG Funding, Inc.                50,000               3.2               66,000                  1,797                       3.2
- -----------------------------------------------------------------------------------------------------------------------------------
                                $   167,900              --             $  389,000             $   64,554                      --
===================================================================================================================================
  1992
    AIG Trading Group Inc.      $   120,000               4.4%          $  171,800             $   72,004                       4.0%
    International Lease
      Finance Corporation                --              --                262,000                 59,932                       4.2
- -----------------------------------------------------------------------------------------------------------------------------------
                                $   120,000              --             $  433,800             $  131,936                      --
===================================================================================================================================
  1991
    AIG Financial
      Products Corp.            $        --              --  %          $  100,000             $   11,528                       8.4%
    AIG Trading Group Inc.          157,900               6.2              157,900                 24,600                       6.0
    International Lease
      Finance Corporation                --              --                663,000                335,633                       7.0
- -----------------------------------------------------------------------------------------------------------------------------------
                                $   157,900              --             $  920,900             $  371,761                      --
===================================================================================================================================

(a) Average daily balance.
(b) Total interest expense incurred over average amount outstanding during the period.
(c) Short-term loans (included in loans and mortgages payable).
(d) Reflects the nominal rate available at December 31, 1993 and 1992. Economically, this rate is reduced by various hedging transactions to an effective rate approximating those presented above.

                                                                     SCHEDULE X
AMERICAN INTERNATIONAL GROUP, INC. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
CONCERNING PROPERTY/CASUALTY INSURANCE OPERATIONS
AS OF DECEMBER 31, 1993, 1992, 1991 AND FOR THE YEARS THEN ENDED

(in thousands)
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                     DISCOUNT                LOSSES AND LOSS
                                                                      IF ANY,               EXPENSES INCURRED
                                                                DEDUCTED FROM                   RELATED TO                   PAID
                                                                 RESERVES FOR            ----------------------            LOSSES
                                                                   LOSSES AND            CURRENT          PRIOR          AND LOSS
AFFILIATION WITH REGISTRANT                                     LOSS EXPENSES              YEAR           YEARS          EXPENSES
=================================================================================================================================
1993
  AIG and consolidated subsidiaries                                   $21,000         $7,530,700       $  45,300       $6,775,800
1992
  AIG and consolidated subsidiaries                                   $21,000         $7,497,100       $   6,400       $6,586,600
1991
  AIG and consolidated subsidiaries                                   $21,000         $7,263,600       $ (77,100)      $6,045,800
=================================================================================================================================

Note: The ending reserves of 50% or less owned equity investees (minority-owned companies) are less than 5% of the total reserves.